Note 13 - Commitments and Contingencies	9 Months Ended
Sep. 30, 2020
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
13.
Commitments and Contingencies

On
August 3, 2020,
a subsidiary of the OP (“REIT Sub”) entered into an equity commitment letter (the “Equity Commitment Letter”) in connection with a proposed transaction (the “Proposed Transaction”) involving affiliates of the Manager (the “Consortium”). Pursuant to the Equity Commitment Letter, REIT Sub has committed to provide an aggregate equity contribution of approximately
$227.0
million (the “Equity Commitment”) to finance the Proposed Transaction, subject to certain reductions for any additional equity or debt financing. The Company is neither a party to the Equity Commitment Letter nor guaranteeing the obligations of REIT Sub under the Equity Commitment Letter.

The obligation of REIT Sub to fund the Equity Commitment will terminate automatically and immediately upon the earliest to occur of (a) the valid termination of the agreement and plan of merger (the “Merger Agreement”) related to the Proposed Transaction in accordance with its terms, (b) the closing of the Proposed Transaction or (c) the target company or any of its affiliates or representatives asserting any claim, subject to certain exceptions, against the Consortium or any of its affiliates or representatives in connection with the Equity Commitment Letter, the Merger Agreement or any of the transactions contemplated by the Equity Commitment Letter or the Merger Agreement. In the event that the Merger Agreement is terminated in certain circumstances, under the Merger Agreement, the REIT Sub may
be required to pay a termination fee of approximately
$9.4
million.

As of
September 30, 2020,
the ultimate amount payable, if any, of the aggregate equity contribution and/or the termination fee was not
estimable and the probability of funding either the aggregate equity contribution and/or the termination fee was remote.